UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2022

WYTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-39478	46-0720717
(Commission File Number)	(I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 233-8980

(Registrant’s telephone number, including area code)

________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock		N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

General. On January 7, 2022, Mr. Chris A. Dantin was appointed as a director of Wytec International, Inc. (“Wytec”), effective January 7, 2022, Mr. William H. Gray resigned as the interim chief financial officer of Wytec, effective January 7, 2022, and Ms. Karen Stegall was appointed as the interim chief financial officer of Wytec, effective January 7, 2022. Mr. Dantin is an independent director.

Compensation Arrangements. There have been no compensation arrangements yet established as a result of Mr. Chris A. Dantin’s appointment as a director of Wytec or Ms. Karen Stegall’s appointment as the interim chief financial officer of Wytec.

Biographical Information. A comprehensive description of the experience and qualifications of Mr. Chris A. Dantin, and Ms. Karen Stegall is included in the following paragraphs:

Chris A. Dantin, age 71, has been an insurance agent and broker since he founded Chris Dantin Insurance in 1973. He received his bachelor’s degree in business and finance from Louisiana State University in 1972.

Karen Stegall, age 50, has been a staff accountant with Wytec since July 2021. Prior to joining Wytec, Ms. Stegall was the accounting manager for LBJ Fleet Services Inc., a heavy haul trucking company, from October 2016 to June 2021. From December 2012 to April 2016, she was the accounting manager and office manager for Bennett Building Systems, a general contractor commercial construction company. From January 2011 to December 2012, she was an auditor and sales associate with Greenwood & Sons. From February 2003 to December 2009, Ms. Stegall was the accounting manager for CMAC Inc., M2 Corporation, Applied Technical Resources, and Interlink Logistics Technologies Inc. in Alpharetta, Georgia. From August 2002 to January 2003, she was the office manager, bookkeeper, and purchaser for Bridges Grading and Hauling in Canton, Georgia. From May 2001 to August 2002, Ms. Stegall was the controller of Gate Savers of Atlanta in Kennesaw, Georgia. From April 1989 to September 1996, Ms. Stegall served in the United States Navy as a data processor for military intelligence. From September 1994 until her honorable discharge in September 1996, she was a petty officer 3rd class (DP3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WYTEC INTERNATIONAL, INC.

By:	/s/ William H. Gray
William H. Gray Chief Executive Officer

Date: January 12, 2022

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